UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event report): July 16, 2007 (July 11, 2007)
DEVON ENERGY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	001-32318 (Commission File Number)	73-1567067 (IRS Employer Identification Number)

20 NORTH BROADWAY, OKLAHOMA CITY, OK (Address of Principal Executive Offices)	73102 (Zip Code)
Registrant’s telephone number, including area code: (405) 235-3611
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     A $1,000,000,000 364-Day Senior Credit Facility, dated July 6, 2007, effective as of July 11, 2007, was entered into among Devon Energy Corporation as Borrower, Bank of America, Administrative Agent, and Banc of America Securities LLC and J.P. Morgan Securities, Inc. as Joint Lead Arrangers. The proceeds of the Senior Credit Facility shall be used for short to medium-term liquidity needs, including, but not limited to, commercial paper backstop and general corporate purposes.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits
10.2.1	$1,000,000,000 Senior Credit Facility.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

DEVON ENERGY CORPORATION
By:	/s/ Janice A. Dobbs
Janice A. Dobbs
Corporate Secretary

Date: July 16, 2007

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